Revenue from Contracts with Customers	6 Months Ended
Jun. 30, 2023
Revenue from Contract with Customer [Abstract]
Revenue from Contracts with Customers	Revenue from Contracts with Customers
During the six months ended June 30, 2023 and 2022, the Company recognized revenue of $3.2 million and $2.4 million as described below:

	Six Months Ended June 30,
	2023	2022
Revenue by timing
Over time	$823	$1,524
Point-in time	2,361	864
Total revenue	$3,184	$2,388

Information about the Company’s revenue by geography is as follows:

	Six Months Ended June 30,
	2023	2022
Revenue by geography (1)
Asia Pacific	$269	$1,525
Europe	993	—
North America	1,879	521
South America	43	342
Total revenue	$3,184	$2,388
(1)Revenue by geography is based on the geographical location of the customer.
Contract liabilities and Remaining Performance Obligations
Our contract liabilities consist of payments received from customers, or such consideration contractually due, in advance of providing the relevant satellite imagery or related service. Amounts included in Contract liabilities are as follows:

	June 30,	December 31,
	2023	2022
Non-current	$1,000	$1,000
Current	2,300	1,941
Total	$3,300	$2,941
During the six months ended June 30, 2023, we recognized revenue of $0.1 million that was included as a Contract liability as of December 31, 2022. During the six months ended June 30, 2022, we recognized revenue of $0.5 million that was included as a Contract liability as of December 31, 2021.
A contract’s transaction price is allocated to each distinct performance obligation and recognized as revenue when, or as, the performance obligation is satisfied. The following table represents the total transaction price for the remaining performance obligations as of June 30, 2023 related to non-cancellable contracts longer than 12-months in duration that is expected to be recognized over future periods.

	Within 1 Year	Years 1-2	Years 2-3	Thereafter
Remaining performance obligations	$4,714	$11,889	$3,000	$—